UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2023

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2023, the Board of Directors (the “Board”) of Blackstone Mortgage Trust, Inc. (the “Company”) adopted resolutions amending and restating the Company’s bylaws (as amended and restated, the “Seventh Amended and Restated Bylaws”). The Seventh Amended and Restated Bylaws, among other things, (i) enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and the proposals of other business made in connection with annual and special meetings of stockholders, including, without limitation (v) addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”) (e.g., by clarifying that the Company will disregard any proxy authority granted in favor of (or voted in favor of) nominees submitted by stockholders if the stockholder does not comply with (a) Rule 14a-19; or (b) the requirements to provide notices required under Rule 14a-19 in timely manner and deliver reasonable evidence that Rule 14a-19 requirements have been met); (w) requiring proposed nominees and proposing stockholders to provide certain background information and representations to the Company, including that the proposed nominee consents to serve on the Board if elected and will notify that Company if the proposed nominee becomes unwilling or unable to serve on the Board; (x) requiring that a stockholder proposing business at a meeting be a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting; (y) clarifying the procedural requirements in connection with a stockholder’s ability to solicit proxies from other stockholders, including a requirement that a stockholder soliciting proxies use a proxy card color other than white; and (z) clarifying that a stockholder may not nominate more individuals than there are directors to be elected and prohibiting the substitution or replacement of a proposed nominee following the expiration of the applicable deadline; and (ii) make various other updates to the provisions governing stockholder meetings and committees of the Board.

The amendments also include various other conforming and technical changes, including updates to provisions relating to virtual meetings to align with changes to the Maryland General Corporation Law statutory language. In addition, the Seventh Amended and Restated Bylaws implement certain non-substantive administrative and conforming changes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, a version of the Seventh Amended and Restated Bylaws that has been marked to show changes from the bylaws that were previously in effect is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Seventh Amended and Restated Bylaws of Blackstone Mortgage Trust, Inc.

3.2	Seventh Amended and Restated Bylaws of Blackstone Mortgage Trust, Inc. (marked)

104	Cover page Interactive data file (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.

Date: April 21, 2023	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary